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                                                           SELLER LOAN AGREEMENT






                                         PERPETUAL TRUSTEES CONSOLIDATED LIMITED
                                                                       (Trustee)


                                                          ST.GEORGE BANK LIMITED
                                                               (Approved Seller)


                                                      CRUSADE MANAGEMENT LIMITED
                                                                       (Manager)





                                              Crusade Global Trust No. 1 of 2003









                                                               The Chifley Tower
                                                                2 Chifley Square
                                                                 Sydney NSW 2000
                                                                       Australia
                                                             Tel  61 2 9230 4000
                                                             Fax  61 2 9230 5333
                                                                  www.aar.com.au

                                       (c) Copyright Allens Arthur Robinson 2003



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SELLER LOAN AGREEMENT                              [Allens Arthur Robinson LOGO]

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TABLE OF CONTENTS

1.       DEFINITIONS AND INTERPRETATION                                       1
       1.1      Definitions                                                   1
       1.2      Master Trust Deed definitions                                 2
       1.3      Interpretation                                                2
       1.4      Determination, statement and certificate sufficient evidence  3
       1.5      Transaction Document                                          3
       1.6      Limited to Trust                                              3
       1.7      Trustee as trustee                                            3
       1.8      Knowledge of Trustee                                          3
       1.9      Unsecured loan                                                3

2.       PURPOSE                                                              3

3.       DRAWINGS                                                             3
       3.1      Advance                                                       3
       3.2      Making of Advance                                             4

4.       INTEREST AND FEES                                                    4

5.       REPAYMENT                                                            4

6.       PAYMENTS                                                             4
       6.1      Manner                                                        4
       6.2      Payment to be made on Business Day                            4

7.       CONDITIONS PRECEDENT                                                 5

8.       REPRESENTATIONS AND WARRANTIES                                       5
       8.1      Representations and warranties                                5
       8.2      Reliance on representations and warranties                    6

9.       UNDERTAKINGS                                                         6
       9.1      General undertakings                                          6
       9.2      Undertakings relating to Trust                                7
       9.3      Term of undertakings                                          7

10.      CONTROL ACCOUNTS                                                     7

11.      WAIVERS, REMEDIES CUMULATIVE                                         7

12.      SEVERABILITY OF PROVISIONS                                           7

13.      SURVIVAL OF REPRESENTATIONS                                          8

14.      INDEMNITY AND REIMBURSEMENT OBLIGATION                               8

15.      MORATORIUM LEGISLATION                                               8

16.      CONSENTS AND OPINIONS                                                8

17.      ASSIGNMENTS                                                          8

18.      NOTICES                                                              8
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SELLER LOAN AGREEMENT                              [Allens Arthur Robinson LOGO]

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19.      AUTHORISED SIGNATORIES                                                9

20.      GOVERNING LAW AND JURISDICTION                                        9

21.      COUNTERPARTS                                                          9

22.      ACKNOWLEDGEMENT BY TRUSTEE                                            9

23.      LIMITED RECOURSE                                                     10
       23.1     General                                                       10
       23.2     Liability of Trustee limited to its right to indemnity        10
       23.3     Unrestricted remedies                                         11
       23.4     Restricted remedies                                           11

24.      APPROVED SELLER'S OBLIGATIONS                                        11

25.      SUCCESSOR TRUSTEE                                                    11

ANNEXURE A                                                                    14
       Drawdown Notice                                                        14










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SELLER LOAN AGREEMENT                              [Allens Arthur Robinson LOGO]

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DATE                                    2003
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PARTIES
-------------

1. PERPETUAL TRUSTEES CONSOLIDATED LIMITED (ABN 81 004 029 841) of Level 7, 9 Castlereagh Street, Sydney, New South Wales 2000 in its capacity as trustee of the Crusade Global Trust No. 1 of 2003 (the TRUSTEE);

2. ST.GEORGE BANK LIMITED (ABN 92 055 513 070) incorporated in Australia and registered in New South Wales of 4-16 Montgomery Street, Kogarah, New South Wales 2217 (the APPROVED SELLER); and

3. CRUSADE MANAGEMENT LIMITED (ABN 90 072 715 916) incorporated in Australia and registered in New South Wales of 4-16 Montgomery Street, Kogarah, New South Wales 2217 (the MANAGER).

RECITALS
-------------

A The Trustee is the trustee of the Crusade Global Trust No. 1 of 2003 and proposes to issue Notes pursuant to the Master Trust Deed and the Supplementary Terms Notice.

B The Manager has arranged for the Approved Seller to provide the Trustee with a loan of [*] for the purchase of Receivables by the Trustee.

C The Approved Seller has agreed to provide the loan to the Trustee on the terms and conditions contained in this agreement.

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IT IS AGREED as follows.


1.       DEFINITIONS AND INTERPRETATION
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1.1      DEFINITIONS

         In this agreement the following definitions apply unless the context requires otherwise, or unless otherwise defined.

         ADVANCE means the advance made or to be made under this agreement.

         DRAWDOWN NOTICE means a notice under clause 3.1.

         LIMIT means A$[*] or such greater amount as may be agreed by the Trustee, Approved Seller and Manager.

         MASTER TRUST DEED means the deed entitled "Master Trust Deed" between, among others, the Trustee and the Manager dated 14 March 1998.

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SELLER LOAN AGREEMENT                              [Allens Arthur Robinson LOGO]

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         NOTICE OF CREATION OF TRUST means the Notice of Creation of Trust dated on or before the date of this agreement issued under the Master Trust Deed in relation to the Trust.

         PRINCIPAL OUTSTANDING means, at any time, the total principal amount of the Advance at that time.

         SECURED MONEYS has the meaning given in the Security Trust Deed.

         SECURITY TRUST DEED means the Security Trust Deed dated on or before the date of this agreement between, among others, the Trustee, the Manager and P.T. Limited.

         SUPPLEMENTARY TERMS NOTICE means the Supplementary Terms Notice issued by the Manager on or about the date of this agreement under the Master Trust Deed.

         TRUST means the Crusade Global Trust No. 1 of 2003 constituted under the Master Trust Deed and the terms of the Supplementary Terms Notice.

         TRUST DOCUMENT means:

         (a)  this agreement;

         (b)  the Master Trust Deed;

         (c)  the Notice of Creation of Trust;

         (d)  the Supplementary Terms Notice;

         (e)  the Redraw Facility Agreement;

         (f)  the Deed of Indemnity to the extent it relates to the Trust;

         (g)  the Custodian Agreement;

         (h)  the Security Trust Deed to the extent it relates to the Trust;

         (i)  the Servicing Agreement;

         (j)  the Note Trust Deed;

         (k)  the Dealer Agreement;

         (l)  the Agency Agreement;

         (m)  each Note; and

         (n)  the Support Facilities.

         TRUSTEE means the trustee of the Trust at the date of this agreement or any person which becomes a successor trustee under clause 20 of the Master Trust Deed.

1.2      MASTER TRUST DEED DEFINITIONS

         Words and expressions which are defined in the Master Trust Deed (as amended by the Supplementary Terms Notice) and the Supplementary Terms Notice (including in each case by reference to another agreement) have the same meanings when used in this agreement, unless the context otherwise requires or unless otherwise defined in this agreement.

1.3      INTERPRETATION

         Clause 1.2 of the Master Trust Deed applies to this agreement as if set out in full, except that references to THIS DEED are references to THIS AGREEMENT.

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SELLER LOAN AGREEMENT                              [Allens Arthur Robinson LOGO]

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1.4      DETERMINATION, STATEMENT AND CERTIFICATE SUFFICIENT EVIDENCE

         Except where otherwise provided in this agreement any determination, statement or certificate by the Approved Seller or an Authorised Signatory of the Approved Seller provided for in this agreement is sufficient evidence unless proven wrong.

1.5      TRANSACTION DOCUMENT

         This agreement is a TRANSACTION DOCUMENT for the purposes of the Master Trust Deed.

1.6      LIMITED TO TRUST

         The rights and obligations of the parties under this agreement relate only to the Trust, and do not relate to any other Trust (as defined in the Master Trust Deed). Without limitation, the Approved Seller has no obligation under this agreement to provide financial accommodation to the Trustee as trustee of any other such Trust.

1.7      TRUSTEE AS TRUSTEE

         In this agreement, except where provided to the contrary;

         (a) a reference to the Trustee is a reference to the Trustee in its capacity as trustee of the Trust and in no other capacity; and

         (b) a reference to the undertaking, property, assets, business or money of the Trustee is a reference to the undertaking, property, assets, business or money of the Trustee in its capacity referred to in paragraph (a).

1.8      KNOWLEDGE OF TRUSTEE

         In relation to the Trust, the Trustee will only be considered to have knowledge or notice of or be aware of any matter or thing if the Trustee has knowledge, notice or awareness of that matter or thing by virtue of the actual notice or awareness of the officers or employees of the Trustee who have day to day responsibility for the administration of the Trust.

1.9      UNSECURED LOAN

         The Approved Seller acknowledges that the Advance is an unsecured loan, and does not have the benefit of any Security Interest under the Security Trust Deed.

2.       PURPOSE
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         The Manager directs the Trustee to, and the Trustee shall, apply the proceeds of the Advance to purchase Receivables specified in any Sale Notice and for no other purpose.

3.       DRAWINGS
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3.1      ADVANCE

         (a) Subject to this agreement, the Manager may direct the Trustee to request the Advance by giving to the Trustee a duly completed but unsigned Drawdown Notice by no later than 10.00 am on the Closing Date (Sydney time).

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SELLER LOAN AGREEMENT                              [Allens Arthur Robinson LOGO]

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         (b)   The Drawdown Notice delivered by the Trustee to the Approved
               Seller must be:

               (i)   in writing;

               (ii)  in or substantially in the form of Annexure A; and

               (iii) signed by the Trustee.

          The Trustee must sign, at the direction of the Manager, and return the Drawdown Notice to the Manager by no later than 2.00 pm on the Closing Date (Sydney time).

         (c) The amount requested in a Drawdown Notice must not exceed the Limit.

3.2      MAKING OF ADVANCE

         (a) Subject to the terms of this agreement, the Advance shall be made available by the Approved Seller applying that amount to the purchase price for Receivables under a Sale Notice.

4.       INTEREST AND FEES
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         No interest or fees are payable by the Trustee in relation to the
         Advance or this agreement.

5.       REPAYMENT
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         The Trustee shall, at the direction of the Manager, repay the Principal
         Outstanding on the Business Day immediately following the date on which the Secured Moneys are fully and finally repaid, but only to the extent that amounts are available for that purpose under clause 5.7 of the Supplementary Terms Notice. That payment shall be in full and final settlement of the obligations of the Trustee under this agreement.

6.       PAYMENTS
--------------------------------------------------------------------------------

6.1      MANNER

         The Trustee shall make all payments under this agreement:

         (a) by cheque, electronic funds transfer or other agreed methods, provided to the Approved Seller at its address for service of notices or by transfer of immediately available funds to the account specified by the Approved Seller;

         (b) without set-off, counterclaim or other deduction, except any compulsory deduction for Tax; and

         (c) in accordance with, and only at the directions of the Manager, the Master Trust Deed, the Security Trust Deed and the Supplementary Terms Notice.

6.2      PAYMENT TO BE MADE ON BUSINESS DAY

         If any payment is due on a day which is not a Business Day, the due date will be the next Business Day.

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SELLER LOAN AGREEMENT                              [Allens Arthur Robinson LOGO]

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7.       CONDITIONS PRECEDENT
--------------------------------------------------------------------------------

         (a) The right of the Trustee to give the initial Drawdown Notice and the obligations of the Approved Seller under this agreement are subject to the condition precedent that the Approved Seller receives all of the following in form and substance satisfactory to the Approved Seller:

               (i) (TRUST DOCUMENTS) from the Manager a certified copy of each duly executed and (where relevant) stamped Trust Document;

               (ii) (MASTER TRUST DEED CONDITIONS PRECEDENT) from the Manager evidence that the conditions precedent referred to in clause 6 of the Master Trust Deed have been satisfied; and

               (iii) (NOTES) evidence that the Notes have been issued.

         (b) The obligations of the Approved Seller to make available the Advance is subject to the further conditions precedent that:

               (i) (REPRESENTATIONS TRUE) the representations and warranties by the Trustee in clause 8 are true as at the date of the Drawdown Notice and the date of the Advance as though they had been made at that date in respect of the facts and circumstances then subsisting; and

               (ii) (NO DEFAULT) no Event of Default is subsisting at the date of the Drawdown Notice or of the Advance or will result from the provision of the Advance.

8.       REPRESENTATIONS AND WARRANTIES
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8.1      REPRESENTATIONS AND WARRANTIES

         The Trustee (in its capacity as trustee of the Trust) makes the following representations and warranties (so far as they relate to the Trust).

         (a) (DOCUMENTS BINDING) This agreement constitutes (or will, when executed and delivered, constitute) its legal, valid and binding obligations (subject to laws generally affecting creditors' rights and to general principles of equity).

         (b) (TRANSACTIONS PERMITTED) The execution of this agreement did not and will not contravene any applicable law or authorisation which affects the Trustee in its capacity as trustee of the Trust.

         (c) (OTHER DEFAULT) It has no actual knowledge of any default by it or the Manager under either:

               (i)   the Master Trust Deed; or

               (ii) any law, authorisation, agreement or obligation applicable to the Assets of the Trust,

               which has not been remedied or waived in writing.

         (d) (TRUST) The Trust has been validly created and is in existence at the date of this agreement.

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SELLER LOAN AGREEMENT                              [Allens Arthur Robinson LOGO]

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         (e)   (SOLE TRUSTEE) It is the sole trustee of the Trust at the date of this agreement.

         (f) (REMOVAL) No notice has been given to it and to its knowledge no resolution has been passed or direction or notice has been given, removing it as trustee of the Trust.

8.2      RELIANCE ON REPRESENTATIONS AND WARRANTIES

         The Trustee acknowledges that the Approved Seller has entered into the Trust Documents in reliance on the representations and warranties in this clause.

9.       UNDERTAKINGS
--------------------------------------------------------------------------------

9.1      GENERAL UNDERTAKINGS

         Each of the Trustee and the Manager severally undertake to the Approved Seller as follows in relation to the Trust, except to the extent that the Approved Seller consents.

         (a) (AUTHORISATIONS) It will ensure that each Authorisation (which, in the case of the Trustee, is limited to any Authorisation relating to the Trustee in its capacity as trustee of the Trust and not to the Trust generally) required for:

               (i) the execution, delivery and performance by it of the Trust Documents to which it is expressed to be a party and the transactions contemplated by those documents;

               (ii)  the validity and enforceability of those documents; and

               (iii) the carrying on by it of its business as now conducted or contemplated,

                  is obtained and promptly renewed and maintained in full force and effect. It will pay all applicable fees for them. It will provide copies promptly to the Approved Seller when they are obtained or renewed.

         (b) (NEGATIVE PLEDGE) It will not create or allow to exist a Security Interest over the Assets of the Trust other than:

               (i)   under the Trust Documents; or

               (ii) a lien arising by operation of law in the ordinary course of day-to-day trading and not securing indebtedness in respect of financial accommodation where it duly pays the indebtedness secured by that lien other than indebtedness contested in good faith.

         (c) (COMPLY WITH OBLIGATIONS) It will duly and punctually comply with its obligations under the Trust Documents.

         (d) (NOTICE TO APPROVED SELLER) It will notify the Approved Seller as soon as it becomes actually aware of any proposal by a Government Agency to acquire compulsorily any Assets of the Trust.

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SELLER LOAN AGREEMENT                              [Allens Arthur Robinson LOGO]

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9.2      UNDERTAKINGS RELATING TO TRUST

         Each of the Trustee, as trustee of the Trust, and the Manager severally undertakes to the Approved Seller as follows, except to the extent that the Approved Seller consents.

         (a) (AMENDMENT TO MASTER TRUST DEED) It will not consent to any amendment to the Master Trust Deed, the Supplementary Terms Notice or any other Trust Document which would change:

               (i) the basis upon which the amount of the Advance to be made is calculated;

               (ii)  Clause 5.7 of the Supplementary Terms Notice; or

               (iii) the basis of calculation or order of application of any amount to be paid or applied under clause 5 of the Supplementary Terms Notice unless the change would not be adverse to the Approved Seller in respect of the Advance.

         (b) (RESETTLEMENT) It will not take any action that will result in a resettlement, setting aside or transfer of any asset of the Trust other than a transfer which complies with the Master Trust Deed, the Supplementary Terms Notice and the other Trust Documents.

         (c) (NO ADDITIONAL TRUSTEE) It will act continuously as trustee or manager (as the case may be) of the Trust in accordance with the Master Trust Deed until the Trust has been terminated or until it has retired or been removed in accordance with the Master Trust Deed.

9.3      TERM OF UNDERTAKINGS

         Each undertaking in this clause continues from the date of this agreement until all moneys actually or contingently owing under this agreement are fully and finally repaid or cease to be outstanding.

10.      CONTROL ACCOUNTS
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         The accounts kept by the Approved Seller constitute sufficient evidence, unless proven wrong, of the amount at any time due from the Trustee under this agreement.

11.      WAIVERS, REMEDIES CUMULATIVE
--------------------------------------------------------------------------------

         (a) No failure to exercise and no delay in exercising any right, power or remedy under this agreement operates as a waiver. Nor does any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

         (b) The rights, powers and remedies provided to the Approved Seller in this agreement are in addition to, and do not exclude or limit, any right, power or remedy provided by law.

12.      SEVERABILITY OF PROVISIONS
--------------------------------------------------------------------------------

         Any provision of this agreement which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this agreement nor affect the validity or enforceability of that provision in any other jurisdiction.

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SELLER LOAN AGREEMENT                              [Allens Arthur Robinson LOGO]

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13.      SURVIVAL OF REPRESENTATIONS
--------------------------------------------------------------------------------

         All representations and warranties in this agreement survive the execution and delivery of this agreement and the provision of advances and accommodation.

14.      INDEMNITY AND REIMBURSEMENT OBLIGATION
--------------------------------------------------------------------------------

         Unless stated otherwise, each indemnity, reimbursement or similar obligation in this agreement:

         (a)   is a continuing obligation;

         (b)   is a separate and independent obligation;

         (c)   is payable on demand; and

         (d)   survives termination or discharge of this agreement.

15.      MORATORIUM LEGISLATION
--------------------------------------------------------------------------------

         To the full extent permitted by law all legislation which at any time directly or indirectly:

         (a) lessens, varies or affects in favour of the Trustee any obligation under a Trust Document; or

         (b) delays, prevents or prejudicially affects the exercise by the Approved Seller of any right, power or remedy conferred by this agreement,

         is excluded from this agreement.

16.      CONSENTS AND OPINIONS
--------------------------------------------------------------------------------

         Except where expressly stated the Approved Seller may give or withhold, or give conditionally, approvals and consents, may be satisfied or unsatisfied, may form opinions, and may exercise its rights, powers and remedies, at its absolute discretion.

17.      ASSIGNMENTS
--------------------------------------------------------------------------------

         Neither party may assign or transfer any of its rights or obligations under this agreement without the prior written consent of the other party or if the rating of the Notes would be withdrawn or reduced as a result of the assignment, except for the creation of a charge by the Trustee under the Security Trust Deed.

18.      NOTICES
--------------------------------------------------------------------------------

         All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this agreement:

         (a)   must be in writing;

         (b)   must be signed by an Authorised Signatory of the sender; and

         (c)   will be taken to be duly given or made:

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SELLER LOAN AGREEMENT                              [Allens Arthur Robinson LOGO]

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               (i)   (in the case of delivery in person or by post) when
                     delivered, received or left at the address of the recipient shown in this agreement or to any other address which it may have notified the sender;

               (ii) (in the case of facsimile transmission) on receipt of a transmission report confirming successful transmission; and

               (iii) (in the case of a telex) on receipt by the sender of the answerback code of the recipient at the end of transmission,

               but if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 4.00 pm (local time), it will be taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in that place.

19.      AUTHORISED SIGNATORIES
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         The Trustee irrevocably authorises the Approved Seller to rely on a certificate by persons purporting to be its directors and/or secretaries as to the identity and signatures of its Authorised Signatories. The Trustee warrants that those persons have been authorised to give notices and communications under or in connection with this agreement.

20.      GOVERNING LAW AND JURISDICTION
--------------------------------------------------------------------------------

         This agreement is governed by the laws of New South Wales. The Trustee submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.

21.      COUNTERPARTS
--------------------------------------------------------------------------------

         This agreement may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

22.      ACKNOWLEDGEMENT BY TRUSTEE
--------------------------------------------------------------------------------

         The Trustee confirms that:

         (a) it has not entered into this agreement in reliance on, or as a result of, any statement or conduct of any kind of or on behalf of the Approved Seller (including any advice, warranty, representation or undertaking); and

         (b) the Approved Seller is not obliged to do anything (including disclose anything or give advice),

         except as expressly set out in this agreement.





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SELLER LOAN AGREEMENT                              [Allens Arthur Robinson LOGO]

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23.      LIMITED RECOURSE
--------------------------------------------------------------------------------

23.1     GENERAL

         Clause 30 of the Master Trust Deed applies to the obligations and liabilities of the Trustee and the Manager under this agreement.

23.2     LIABILITY OF TRUSTEE LIMITED TO ITS RIGHT TO INDEMNITY

         (a) The Trustee enters into this agreement only in its capacity as trustee of the Trust and in no other capacity (except where the Transaction Documents provide otherwise). Subject to paragraph
               (c) below, a liability arising under or in connection with this agreement or the Trust can be enforced against the Trustee only to the extent to which it can be satisfied out of the assets and property of the Trust which are available to satisfy the right of the Trustee to be exonerated or indemnified for the liability. This limitation of the Trustee's liability applies despite any other provision of this agreement and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this agreement or the Trust.

         (b) Subject to paragraph (c) below, no person (including any Relevant Party) may take action against the Trustee in any capacity other than as trustee of the Trust or seek the appointment of a receiver (except under the Security Trust Deed), or a liquidator, an administrator or any similar person to the Trustee or prove in any liquidation, administration or arrangements of or affecting the Trustee.

         (c) The provisions of this clause 23.2 shall not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Trustee's indemnification or exoneration out of the Assets of the Trust as a result of the Trustee's fraud, negligence, or Default.

         (d) It is acknowledged that the Relevant Parties are responsible under this agreement or the other Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations under this agreement) will be considered fraud, negligence or Default of the Trustee for the purpose of paragraph (c) above to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any person who has been delegated or appointed by the Trustee in accordance with the Transaction Documents to fulfil its obligations relating to the Trust or by any other act or omission of a Relevant Party or any such person.

         (e) In exercising their powers under the Transaction Documents, each of the Trustee, the Security Trustee and the Noteholders must ensure that no attorney, agent, delegate, receiver or receiver and manager appointed by it in accordance with this agreement or any other Transaction Documents has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence, or Default of the Trustee for the purpose of paragraph (c) above.


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SELLER LOAN AGREEMENT                              [Allens Arthur Robinson LOGO]

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         (f)   In this clause, RELEVANT PARTIES means each of the Manager, the
               Servicer, the Custodian, the Calculation Agent, each Paying Agent, the Note Trustee and the provider of any Support Facility.

         (g) Nothing in this clause limits the obligations expressly imposed on the Trustee under the Transaction Documents.

23.3     UNRESTRICTED REMEDIES

         Nothing in clause 23.2 limits the Approved Seller in:

         (a) obtaining an injunction or other order to restrain any breach of this agreement by any party;

         (b)   obtaining declaratory relief; or

         (c)   in relation to its rights under the Security Trust Deed.

23.4     RESTRICTED REMEDIES

         Except as provided in clause 23.3, the Approved Seller shall not:

         (a) (JUDGMENT) obtain a judgment for the payment of money or damages by the Trustee;

         (b) (STATUTORY DEMAND) issue any demand under section 459E(1) of the Corporations Act 2001 (Cth) (or any analogous provision under any other law) against the Trustee;

         (c) (WINDING UP) apply for the winding up or dissolution of the Trustee;

         (d) (EXECUTION) levy or enforce any distress or other execution to, on, or against any assets of the Trustee;

         (e) (COURT APPOINTED RECEIVER) apply for the appointment by a court of a receiver to any of the assets of the Trustee;


         (f) (SET-OFF OR COUNTERCLAIM) exercise or seek to exercise any set-off or counterclaim against the Trustee; or

         (g) (ADMINISTRATOR) appoint, or agree to the appointment, of any administrator to the Trustee,

         or take proceedings for any of the above and the Approved Seller waives its rights to make those applications and take those proceedings.

24.      APPROVED SELLER'S OBLIGATIONS
--------------------------------------------------------------------------------

         The Trustee shall have no recourse to the Approved Seller in relation to this agreement beyond its terms, and the Approved Seller's obligations under this agreement are separate from, and independent of, any obligations the Approved Seller may have to the Trustee for any other reason (including under any other Trust Document).

25.      SUCCESSOR TRUSTEE
--------------------------------------------------------------------------------

         The Approved Seller shall do all things reasonably necessary to enable any successor Trustee appointed under clause 20 of the Master Trust Deed to become the Trustee under this agreement.


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                                                                         Page 11

SELLER LOAN AGREEMENT                              [Allens Arthur Robinson LOGO]

--------------------------------------------------------------------------------


EXECUTED in Sydney.

Each attorney executing this agreement states that he or she has no notice of revocation or suspension of his or her power of attorney.



TRUSTEE


SIGNED by                                        )
PERPETUAL TRUSTEES CONSOLIDATED LIMITED          )
                                                 )
by its attorney under the Power of Attorney dated)
                                                 )
the presence of:                                 )
                                                     ----------------------------------------------
                                                     Signature


--------------------------------------------------   ----------------------------------------------
Witness                                              Print name


--------------------------------------------------
Print name



APPROVED SELLER


SIGNED on behalf of                              )
ST.GEORGE BANK LIMITED                           )
by its attorney under the Power of               )
Attorney dated                                   )
in the presence of:                              )
                                                     ----------------------------------------------
                                                     Signature


--------------------------------------------------   ----------------------------------------------
Witness                                              Print name


--------------------------------------------------
Print name




--------------------------------------------------------------------------------
                                                                         Page 12

SELLER LOAN AGREEMENT                              [Allens Arthur Robinson LOGO]

--------------------------------------------------------------------------------

MANAGER


SIGNED on behalf of                              )
CRUSADE MANAGEMENT LIMITED                       )
                                                 )
by its attorney under the Power of               )
Attorney dated                                   )
in the presence of:                              )
                                                     ----------------------------------------------
                                                     Signature


--------------------------------------------------   ----------------------------------------------
Witness                                              Print name


--------------------------------------------------
Print name






--------------------------------------------------------------------------------
                                                                         Page 13

SELLER LOAN AGREEMENT                              [Allens Arthur Robinson LOGO]

--------------------------------------------------------------------------------



ANNEXURE A


DRAWDOWN NOTICE
--------------------------------------------------------------------------------

To:      ST.GEORGE BANK LIMITED



                 SELLER LOAN AGREEMENT - DRAWDOWN NOTICE NO. [*]

We refer to the Seller Loan Agreement dated on or about [*] 2003 (the FACILITY AGREEMENT).

Under clause 3.1 of the Facility Agreement we give you irrevocable notice as follows:

(1)  we wish to draw on the Closing Date;

(2) the principal amount of the Advance is A$[*]; [NOTE: AMOUNT TO COMPLY WITH THE LIMITS IN CLAUSE 3.]

(3)  we request that the proceeds be remitted to account number [*] at [*];

(4) to the best of our knowledge and, relying on the information provided by the Manager, the proceeds of the advance will be used for the purposes contemplated in the Facility Agreement;

(5) all representations and warranties under clause 8 of the Facility Agreement are true as though they had been made at the date of this Drawdown Notice and the Drawdown Date specified above in respect of the facts and circumstances then subsisting.

Definitions in the Facility Agreement apply in this Drawdown Notice.

PERPETUAL TRUSTEES CONSOLIDATED LIMITED

By:                       [Authorised Signatory]

DATED

Verified by CRUSADE MANAGEMENT LIMITED

By:                       [Authorised Signatory]

Dated




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                                                                         Page 14